EXHIBIT 10.1

Execution Copy
AMENDMENT NO. 1 TO
PURCHASE AGREEMENT
This AMENDMENT NO. 1, dated as of June 4, 2014 (this “Amendment”), to the Purchase Agreement, dated as of February 26, 2014 (the “Purchase Agreement”), is made by and among the parties to the Purchase Agreement, being Afinsa Bienes Tangibles, S.A. En Liquidación, a Spanish corporation (“Afinsa”), Auctentia, S.L., a Spanish corporation (“Auctentia” and together with Afinsa, the “Selling Stockholders”), Spectrum Group International, Inc., a Delaware corporation (“SGI”), and A-Mark Precious Metals, Inc., a Delaware corporation (“A-Mark”). Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Purchase Agreement.
R E C I T A L S
WHEREAS, the Spinoff was effected on March 14, 2014; and
WHEREAS, the Purchase Agreement provides that the purchase and sale of the Afinsa A-Mark Shares and the Auctentia A-Mark Shares and the purchase and sale of the Afinsa SGI Shares and the Auctentia SGI Shares shall occur together at the Second Closing; and
WHEREAS, the parties desire that the purchase and sale of the Afinsa A-Mark Shares and the Auctentia A-Mark Shares shall occur on the date hereof, and that the purchase and sale of the Afinsa SGI Shares and the Auctentia SGI Shares occur at such time as originally provided in Section 2.3(b) of the Purchase Agreement;
NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:
1.The introductory clause of Section 2.1(b) of the Purchase Agreement is hereby amended and restated as follows:
“(b)    At closings to occur on or prior to July 1, 2014, as provided in
Section 2.3(b) (collectively the “Second Closing”):”
2.    Section 2.3(b) of the Purchase Agreement is hereby amended and restated as follows:
“(b)    The first part of the Second Closing (the “First Part”) is being held concurrently with the execution of Amendment No. 1 to the Agreement at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York. At the First Part:
(i)    Afinsa is delivering, or causing to be delivered, to A-Mark (1) all certificates for, and evidence of ownership of, the shares of A-Mark Common

Stock to be sold by Afinsa at the Second Closing held in certificate form, duly endorsed for transfer or accompanied by a duly executed stock power, and (2) to the extent any such shares are not held in certificate form, by credit to an account at The Depository Trust Company heretofore designated by A-Mark;
(ii)    Auctentia is delivering, or causing to be delivered, to A-Mark (1) all certificates for, and evidence of ownership of, the shares of A-Mark Common Stock being sold by Auctentia at the Second Closing held in certificate form, duly endorsed for transfer or accompanied by a duly executed stock power, and (2) to the extent any such shares are not held in certificate form, by credit to an account at The Depository Trust Company heretofore designated by A-Mark; and
(iii)    A-Mark is paying the A-Mark Portion of the Second Payment plus interest as provided in Section 2.2, to the Selling Stockholders, in accordance with Section 2.2.
The second part of the Second Closing (the “Second Part”) shall take place at 9:00 a.m. Eastern time on the fourth (4th) Business Day following notification thereof by SGI to the Selling Stockholders, but in no event later than July 1, 2014, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York. At the Second Part:
(iv)    Afinsa shall deliver, or cause to be delivered, to SGI (1) all certificates for, and evidence of ownership of, the shares of SGI Common Stock to be sold by Afinsa at the Second Closing held in certificate form, duly endorsed for transfer or accompanied by a duly executed stock power, and (2) to the extent any such shares are not held in certificate form, by credit to an account at The Depository Trust Company heretofore designated by SGI;
(v)    Auctentia shall deliver, or cause to be delivered, to SGI (1) all certificates for, and evidence of ownership of, the shares of SGI Common Stock being sold by Auctentia at the Second Closing held in certificate form, duly endorsed for transfer or accompanied by a duly executed stock power, and (2) to the extent any such shares are not held in certificate form, by credit to an account at The Depository Trust Company heretofore designated by SGI; and
(vi)    SGI shall pay the SGI Portion of the Second Payment, plus interest as provided in Section 2.2, to the Selling Stockholders, in accordance with Section 2.2.”
3.    Section 5.2 of the Purchase Agreement is hereby amended and restated as follows:
“5.2    Resignation. Afinsa shall cause Antonio Arenas to have tendered his resignation as a director of SGI on or prior to the date of the Second Part of the Second Closing.”

4.    For purposes of the First Part of the Second Closing, Article IV (“Conditions to the Second Closing”) of the Purchase Agreement shall be applied by eliminating references therein to SGI and the occurrence of the Spinoff.
5.    Article IV (“Conditions to the Second Closing”) and Article VI (“Termination”) of the Purchase Agreement shall be applied, from and after the occurrence of the First Part of the Second Closing, as follows:
(a)    By replacing all references to the “Second Closing” to “Part Two of the Second Closing.”
(b)    By eliminating all references therein to A-Mark and the occurrence of the Spinoff.
6.    The provisions of Article VII of the Purchase Agreement shall apply to this Amendment mutatis mutandis.
7.    Except as otherwise provided in this Amendment, the Purchase Agreement shall remain in full force and effect.
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signatures on next succeeding page.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first above written.
AFINSA BIENES TANGIBLES. S.A. EN LIQUIDACION

By:    /s/  Javier Díaz-Galvez de la Cámara
Name:    Javier Díaz-Galvez de la Cámara
Title:    Trustee

By:    /s/  Benito Agüera Martin
Name:    Benito Agüera Martin
Title:    Trustee

By:    /s/ Carmen Salvador Calvo
Name:    Carmen Salvador Calvo
In representation of Tesoreria General del la
Seguridad Social
Title: Trustee

AUCTETIA, S.L.

By:     /s/  Javier Díaz-Galvez de la Cámara
Name:    Javier Díaz-Glávez de la Cámara
Title:    Joint Administrator

By:    /s/  Benito Agüera Martin
Name:    Benito Agüera Marin
Title:    Joint Administrator

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SPECTRUM GROUP INTERNATIONAL, INC.

By:    /s/  Carol Meltzer
Name:    Carol Meltzer
Title:    Executive Vice President, General
    Counsel and Corporate Secretary

A-MARK PRECIOUS METALS, INC.

By:    /s/  Carol Meltzer
Name:    Carol Meltzer
Title:    Executive Vice President, General
    Counsel and Corporate Secretary

[Signature Page to Amendment No. 1 to Purchase Agreement]